UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 18, 2017

INVENSENSE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35269	01-0789977
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1745 Technology Drive, Suite 200

San Jose, CA 95110

(408) 501-2200

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Introductory Note

InvenSense, Inc. (the “Company”) previously entered into an Agreement and Plan of Merger (the “Merger Agreement”), dated as of December 21, 2016, among the Company, TDK Corporation, a company organized under the laws of Japan, and TDK Sensor Solutions Corporation, a Delaware corporation and a wholly owned subsidiary of TDK Corporation (“Merger Sub”). Subsequently TDK Corporation assigned all of its rights, interests and obligations under the Merger Agreement to TDK USA Corporation (“Parent”), a New York corporation and a wholly owned subsidiary of TDK Corporation pursuant to the terms of an Assignment and Assumption Agreement dated as of May 8, 2017. This Current Report on Form 8-K is being filed in connection with the completion on May 18, 2017 (the “Closing Date”) of the transactions contemplated by the Merger Agreement (the “Merger”).

Item 1.01 Entry into a Material Definitive Agreement

On May 18, 2017, the Company entered into a first supplemental indenture (the “First Supplemental Indenture”) with Wells Fargo Bank, National Association, as Trustee (the “Trustee”), supplementing the Indenture between the Company, and the Trustee, dated as of November 13, 2013 (the “Indenture”) governing the Company’s 1.75% Convertible Senior Notes due 2018 (the “Notes”). The First Supplemental Indenture was executed in connection with the closing of the Merger pursuant to the terms of the Indenture and provides that, for all conversions of the Notes after the effective date of the Merger, the consideration due upon conversion of each $1,000 principal amount of Notes shall be solely cash in an amount equal to the Conversion Rate (as defined in the Indenture) in effect on the conversion date multiplied by the consideration under the Merger Agreement of $13.00 per share in cash (the “Reference Property”), without interest (i.e., $593.88 per $1,000 principal amount of Notes).

A copy of the First Supplemental Indenture is filed as Exhibit 4.2 hereto and is incorporated herein by reference. The description of the First Supplemental Indenture contained herein is qualified in its entirety by the full text of such exhibit.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On the Closing Date, Parent completed its acquisition of the Company through the merger of Merger Sub with and into the Company, with the Company continuing as the surviving corporation. Upon the consummation of the Merger, the Company became a wholly owned subsidiary of Parent.

At the effective time of the Merger (the “Effective Time”), each share of the Company’s common stock, par value $0.001 per share (“Common Stock”), (other than shares of Common Stock held by (1) the Company as treasury stock, (2) Parent, Merger Sub or their respective subsidiaries, and (3) stockholders of the Company who have properly exercised and perfected their appraisal rights under Delaware law) was cancelled and automatically converted into the right to receive cash in an amount equal to $13.00, without interest thereon (the “Merger Consideration”).

Also at the Effective Time:

Each vested stock option, including stock options that vested on the Merger (“Vested Option”), which was outstanding and unexercised immediately prior to the Effective Time and that had an exercise price per share that was less than the Merger Consideration, was cancelled in exchange for a payment to the holder of an amount in cash equal to the excess of the Merger Consideration over the applicable exercise price per share of the Vested Option, multiplied by the number of shares of Common Stock underlying the award.

Each unvested stock option (“Unvested Option”) that was outstanding and unexercised immediately prior to the Effective Time and that had an exercise price per share that was less than the Merger Consideration was converted into a deferred cash award in an amount equal to the excess of the Merger Consideration over the applicable exercise price per share of the Unvested Option, multiplied by the number of shares of Common Stock underlying the award. Each such deferred cash award will be paid in cash in accordance with the vesting schedule applicable to the corresponding Unvested Option, but only if the holder of such deferred cash award satisfies all of the vesting conditions that would have related to the terminated Unvested Option (including continued employment requirements through the applicable date(s) of vesting).

Each Vested Option and Unvested Option that had an exercise price per share that was equal to or greater than the Merger Consideration and each Unvested Option that was subject to vesting based on performance criteria that had not been achieved as of the Effective Time of the Merger was cancelled without any consideration to the holder thereof.

Each restricted stock unit (“RSU”) that was vested, including RSUs that vested on the Merger, that was outstanding immediately prior to the Effective Time was cancelled in exchange for a payment to the holder of an amount in cash equal to the Merger Consideration multiplied by the number of shares of Common Stock underlying the award.

Each unvested RSU (“Unvested RSU”) that was outstanding immediately prior to the Effective Time was converted into a deferred cash award in an amount equal to the Merger Consideration multiplied by the number of shares of Common Stock underlying the award. Each such deferred cash award will be paid in cash in accordance with the vesting schedule applicable to the corresponding Unvested RSU, but only if the holder of such deferred cash award satisfies all of the vesting conditions that would have related to the terminated Unvested RSU (including continued employment requirements through the applicable date(s) of vesting).

Each unvested share of restricted stock that was outstanding immediately prior to the Effective Time of the Merger was converted into a deferred cash award in an amount equal to the Merger Consideration. Each such deferred cash award will be paid in cash in accordance with the vesting schedule applicable to the corresponding share of restricted stock, but only if the holder of such deferred cash award satisfies all of the vesting conditions that would have related to the terminated unvested share of restricted stock (including continued employment requirements through the applicable date(s) of vesting).

The foregoing description of the effects of the Merger and the Merger Agreement, and the transactions contemplated thereby, does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Merger Agreement. A copy of the Merger Agreement was attached as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on December 21, 2016, and is attached as Exhibit 2.1 hereto and incorporated herein by reference.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth under Item 2.01 is incorporated herein by reference.

In connection with the closing of the Merger, the Company notified the New York Stock Exchange (the “NYSE”) on May 18, 2017 that each outstanding share of Common Stock (except as described in Item 2.01) was converted pursuant to the Merger Agreement as set forth under Item 2.01. The Company requested that the NYSE delist its Common Stock on May 18, 2017 and, as a result, trading of the Common Stock on the NYSE was suspended prior to the opening of the NYSE on May 18, 2017. The Company also requested that the NYSE file a Form 25 with the SEC to remove the Common Stock from listing on the NYSE and to deregister the Common Stock pursuant to Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Additionally, the Company intends to file with the SEC a Form 15 requesting the termination of registration of the Common Stock under Section 12(g) of the Exchange Act and the suspension of the Company’s reporting obligations under Section 13 and 15(d) of the Exchange Act.

Item 3.03 Material Modification to Rights of Security Holders.

The information set forth under Item 2.01 and Item 3.01 is incorporated herein by reference.

Pursuant to the Merger Agreement and in connection with the consummation of the Merger, each outstanding share of Common Stock (except as described in Item 2.01) was converted into the right to receive the Merger Consideration.

Item 5.01 Changes in Control of Registrant.

The information set forth under Item 2.01 is incorporated herein by reference.

A change in control of the Company occurred on May 18, 2017 upon the filing of a certificate of merger with the Secretary of State of the State of Delaware, at which time Merger Sub merged with and into the Company. Upon the consummation of the Merger, the Company became a wholly owned subsidiary of Parent. The aggregate amount paid by Parent in connection with the Merger was approximately $1.3 billion in cash. Parent funded the Merger Consideration with funds obtained through a capital injection by TDK Corporation. TDK Corporation used cash on hand and proceeds in the amount of $0.6 billion from existing loans with Resona Bank Limited, Sumitomo Mitsui Banking Corporation, The Bank of Tokyo-Mitsubishi UFJ, Ltd., Mizuho Bank, Ltd., and Mitsubishi UFJ Trust and Banking Corporation.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Directors

Upon completion of the Merger, Thomas Kossman, Noboru Saito and Francis J. Sweeney, who constituted the Board of Directors of Merger Sub, became directors of the Company, and seven of the eight directors of the Company immediately prior to the Effective Time (Amir Faintuch, Usama Fayyad, Emiko Higashi, Jon Olson, Amit Shah, Eric Stang, and Yunbei “Ben” Yu) resigned effective upon the closing of the Merger and are no longer directors of the Company. Mr. Behrooz Abdi will remain a director of the Company.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective upon completion of the Merger, the certificate of incorporation of the Company, as in effect immediately prior to the Merger, was amended and restated to be in the form of the certificate of incorporation attached as Exhibit 3.1, which is incorporated herein by reference.

Effective upon completion of the Merger, the bylaws of the Company were amended and restated to be in the form of the bylaws attached as Exhibit 3.2, which is incorporated herein by reference.

Item 8.01 Other Events

Under the terms of the Indenture, the consummation of the Merger constituted a Fundamental Change and a Make-Whole Fundamental Change, as defined in the Indenture. The Make-Whole Fundamental Change Effective Date, as defined in the Indenture, is May 18, 2017. As a result, holders of the Notes are permitted to choose (i) to convert their Notes at for consideration due upon conversion of each $1,000 principal amount of Notes of cash in an amount equal to the Conversion Rate (as defined in the Indenture) in effect on the conversion date multiplied by the Reference Property, (ii) to require the Company to repurchase their Notes for cash at a price equal to 100% of the principal amount plus accrued and unpaid interest, if any, to, but excluding the repurchase date, pursuant to a Notice of Fundamental Change to be sent by the Company within 20 business days of the effective date of the Merger, or (iii) to continue holding their Notes. The conversion rate will not increase as a result of the Merger. The options of the holders of the Notes as a result of the consummation of the Merger are further described in a Notice of Anticipated Merger Event and Specified Corporate Transaction Notice, which the Company caused to be delivered to the holders of the Notes on March 30, 2017.

A copy of the Indenture is filed as Exhibit 4.1 hereto and is incorporated herein by reference. The above description of the Notes contained herein is qualified in its entirety by the full text of such exhibit.

A copy of the Notice of Anticipated Merger previously delivered to Holders is filed as Exhibit 99.2 hereto and is incorporated herein by reference. The above description of the Notice to Holders contained herein is qualified in its entirety by the full text of such exhibit.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of December 21, 2016, by and among the Company, Parent and Merger Sub (incorporated by reference to Exhibit 2.1 of InvenSense, Inc.’s Current Report on Form 8-K filed with the SEC on December 21, 2016).

3.1	Amended and Restated Certificate of Incorporation of InvenSense, Inc.

3.2	Amended and Restated Bylaws of InvenSense, Inc.

4.1	Indenture between InvenSense, Inc., and Wells Fargo Bank, National Association, dated as of November 13, 2013 (incorporated herein by reference to Exhibit 4.1 to Current Report on Form 8-K filed by InvenSense, Inc. on November 13, 2013).

4.2	First Supplemental Indenture, dated as of May 18, 2017, between the Company and Wells Fargo Bank, National Association, as Trustee.

99.1	Joint Press Release of InvenSense, Inc. and TDK Corporation, dated May 18, 2017.

99.2	Notice of Anticipated Merger Event, dated March 30, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 18, 2017

INVENSENSE, INC.

By:	/s/ Behrooz Abdi
Behrooz Abdi
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of December 21, 2016, by and among the Company, Parent and Merger Sub (incorporated by reference to Exhibit 2.1 of InvenSense, Inc.’s Current Report on Form 8-K filed with the SEC on December 21, 2016).

3.1	Amended and Restated Certificate of Incorporation of InvenSense, Inc.

3.2	Amended and Restated Bylaws of InvenSense, Inc.

4.1	Indenture between InvenSense, Inc., and Wells Fargo Bank, National Association, dated as of November 13, 2013 (incorporated herein by reference to Exhibit 4.1 to Current Report on Form 8-K filed by InvenSense, Inc. on November 13, 2013).

4.2	First Supplemental Indenture, dated as of May 18, 2017, between the Company and Wells Fargo Bank, National Association, as Trustee.

99.1	Joint Press Release of InvenSense, Inc. and TDK Corporation, dated May 18, 2017.

99.2	Notice of Anticipated Merger Event, dated March 30, 2017.